UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 13, 2025
3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange
	MMM	Chicago Stock Exchange, Inc.
1.500% Notes due 2026	MMM26	New York Stock Exchange
1.750% Notes due 2030	MMM30	New York Stock Exchange
1.500% Notes due 2031	MMM31	New York Stock Exchange
Note: The common stock of the Registrant is also traded on the SIX Swiss Exchange.
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.                                                             ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2025 Annual Meeting of Shareholders of the Company held on May 13, 2025, the votes cast with respect to each item of business properly presented at the meeting are as follows:

Proposal No. 1 — The shareholders elected each of the eleven nominees to the Board of Directors for a one-year term by the vote of the majority of votes cast, in accordance with 3M’s Bylaws.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1a. David P. Bozeman	366,141,385	4,668,229	841,956	75,702,306
1b. Thomas “Tony” K. Brown	345,022,233	25,823,250	806,087	75,702,306
1c. William M. Brown	349,109,578	21,711,029	830,963	75,702,306
1d. Audrey Choi	360,639,476	9,848,503	1,163,591	75,702,306
1e. Anne H. Chow	350,879,546	20,002,190	769,834	75,702,306
1f. David B. Dillon	357,706,162	13,098,084	847,324	75,702,306
1g. James R. Fitterling	364,102,504	6,741,040	808,026	75,702,306
1h. Suzan Kereere	365,514,993	5,389,722	746,855	75,702,306
1i. Gregory R. Page	350,385,115	20,445,710	820,745	75,702,306
1j. Pedro J. Pizarro	360,220,011	10,208,429	1,223,130	75,702,306
1k. Thomas W. Sweet	360,273,812	10,511,215	866,543	75,702,306

Proposal No. 2 — The shareholders ratified the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm for 2025.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
420,054,700	26,093,482	1,205,694	N/A

Proposal No. 3 — The shareholders gave an advisory approval of the compensation of the Company’s Named Executive Officers as described in the Company’s 2025 Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
336,261,144	33,196,823	2,193,603	75,702,306

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Kevin H. Rhodes

Kevin H. Rhodes
Executive Vice President, Chief Legal Affairs Officer and Secretary
Dated: May 14, 2025